Conformed

               UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                           Washington, D. C.  20549


                                   Form 8-K




                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (date of earliest event reported) August 22, 1996


                            Beneficial Corporation
            (Exact name of registrant as specified in its charter)




            Delaware                  1-1177             51-0003820
      (State or other jurisdic-    (Commission         (IRS Employer
      tion of incorporation)       File Number)     Identification No.)


      301 North Walnut Street, Wilmington, Delaware           19801
      (Address of principal executive offices)             (Zip Code)



      Registrant's telephone number, including area code (302)425-2500




                                  No Change
         (Former name or former address, if changed since last report)





      Item 5.  Other Events.





                   On August 22, 1996, the Board of Directors of


      Beneficial Corporation (the "Company") approved the renewal of the


      Company's existing stockholder rights plan by adopting a Renewed


      Rights Agreement between the Company and First Chicago Trust


      Company of New York, dated as of August 22, 1996 (the "Renewed


      Rights Agreement").  The Renewed Rights Agreement will become effective upon the expiration date of the existing Rights


      Agreement, dated as of November 11, 1987, between the Company and


      First Chicago Trust Company of New York, as amended and restated as of May 23, 1990 (the "Existing Rights Agreement").  The Existing


      Rights Agreement is scheduled to expire on November 23, 1997.


      Pursuant to the Renewed Rights Agreement, one new preferred stock purchase right will be issued for each share of common stock, par value $1.00 per share, of the Company (the "Common Stock")


      outstanding on the expiration date of the Existing Rights Agreement and for each share of Common Stock issued thereafter.





                   The Renewed Rights Agreement is substantially


      identical to the Existing Rights Agreement, except that (i) the exercise price per preferred stock purchase right has been increased from $87.50 (after taking into account the Company's


      2-for-1 stock split in December 1993) to $235, (ii) the redemption price per right has been reduced from $.025 (after taking into account the Company's 2-for-1 stock split in December 1993) to $.01 and (iii) the amendment provisions have been changed to permit the


      Company to alter the exercise price of the rights or to extend the


      Renewed Rights Agreement's duration beyond its ten year term.





                   The foregoing summary of the Renewed Rights Agreement


      is qualified in its entirety by reference to the full text of the


      Renewed Rights Agreement, a copy of which is filed herewith as an


      Exhibit and incorporated herein by reference.





      Item 7.  Financial Statements and Exhibits.


      (c) Exhibits.


      Exhibit No.  Exhibit

           1       Renewed Rights Agreement, dated as of August 22, 1996,


                   between Beneficial Corporation and First Chicago Trust


                   Company of New York.





                            SIGNATURES


                   Pursuant to the requirements of the Securities


      Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly


      authorized.








                                            BENEFICIAL CORPORATION
                                                 (Registrant)




                                       By /s/ Samuel F. McMillan
                                          Samuel F. McMillan
                                          Senior Vice President
                                            and Treasurer





      Dated:  August 30, 1996




                               Exhibit Index

Exhibit
   No.                   Exhibit Description

    1       Renewed Rights Agreement, dated as of
            August 22, 1996, between Beneficial
            Corporation and First Chicago Trust
            Company of New York.







_________________________________________________________





                	BENEFICIAL CORPORATION



                          	and



        	FIRST CHICAGO TRUST COMPANY OF NEW YORK


                      	Rights Agent





              	Renewed Rights Agreement




              	Dated as of August 22, 1996








_________________________________________________________


                    	TABLE OF CONTENTS


                                                                         	Page

Section 1		Certain Definitions	                                              2

Section 2		Appointment of Rights Agent	                                     14

Section 3		Issuance of Right Certificates	                                  14

Section 4		Form of Right Certificates	                                      18

Section 5		Countersignature and Registration	                               21

Section 6		Transfer, Split Up, Combination and Exchange of
           Right Certificates;	Mutilated, Destroyed, Lost or Stolen
			        Right Certificates	                                              22

Section 7		Exercise of Rights; Purchase Price; Expiration
           Date of Rights	                                                  24

Section 8		Cancellation and Destruction of	Right Certificates	              30

Section 9		Reservation and Availability of	Capital Stock	                   31

Section 10	Preferred Stock Record Date	                                     35

Section 11	Adjustment to Purchase Price, Number of Shares
           or Number of Rights	                                             36

Section 12	Certification of Certain Adjustments	                            69

Section 13	Consolidation, Merger or Sale or Transfer of
           Assets or Earning Power	                                         70

Section 14	Fractional Rights and Fractional Shares	                         81

Section 15	Rights of Action	                                                84

Section 16	Agreement of Right Holders	                                      85

Section 17	Right Certificate Holder Not Deemed a Stockholder	               87

Section 18	Concerning the Rights Agent	                                     88

Section 19	Merger or Consolidation or Change of Name of Rights Agent	       89

Section 20	Duties of Rights Agent	                                          91

Section 21	Change of Rights Agent	                                          95

Section 22	Issuance of New Right Certificates	                              98

Section 23	Redemption	                                                      99

Section 24	Notice of Proposed Actions	                                     102

Section 25	Notices	                                                        105

Section 26	Supplements and Amendments	                                     106

Section 27	Successors	                                                     108

Section 28	Determinations and Actions Taken by the Board of Directors	     108

Section 29	Benefits of this Agreement	                                     110

Section 30	Governing Law	                                                  110

Section 31	Counterparts	                                                   111

Section 32	Descriptive Headings	                                           111

Section 33	Severability	                                                   111



Exhibit A -- Amendment to Certificate of Designations

Exhibit B -- Form of Right Certificate



               						RENEWED RIGHTS AGREEMENT


		This Agreement, dated as of August 22, 1996 (the "Agree-ment"), between Beneficial Corporation, a Delaware corporation (the "Company"), and First Chicago Trust Company of New York (formerly known as Morgan Shareholder Services Trust Company), a New York corporation
(the "Rights Agent").
                             	WITNESSETH
		WHEREAS, on November 11, 1987, the Board of Directors of the Company (the "Board") adopted a stockholder rights plan (the "Existing Rights Plan") and executed a Rights Agreement, dated as of November 11, 1987, between the Company and the Rights Agent, which agreement was amended and restated as of May 23, 1990 (as so amended and restated, the "Existing Rights Agreement"); and
		WHEREAS, the Existing Rights Plan is scheduled to expire on November 23, 1997; and
		WHEREAS, on August 22, 1996, the Board determined it desirable and in the best interests of the Company and its stockholders for the Company to renew the Existing Rights Plan upon its expiration and to implement such renewal by executing this Agreement and declaring the dividend distribution referred to in the next WHEREAS clause; and
		WHEREAS, on August 22, 1996, the Board authorized and de-clared a dividend distribution of one Right (as hereinafter defined) for each share of Common Stock (as hereinafter defined) of the Company out-standing upon the "Expiration Date" under the Existing Rights Agreement
(the "Dividend Date") and authorized the issuance of one Right (subject to adjustment) for each share of Common Stock of the Company issued between the Dividend Date (whether originally issued or delivered from the Company's treasury) and the Distribution Date (as hereinafter defined), and under certain circumstances thereafter, each Right ini-tially representing the right to purchase one one-hundredth of a share (subject to adjustment) of Preferred Stock (as hereinafter defined), upon the terms and subject to the conditions hereinafter set forth (a "Right").
		NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. 		  Certain Definitions.  For purposes of this Agreement, the
following terms have the meanings indicated:
a 			)  "Acquiring Person" shall mean any Person (as
hereinafter defined) who or which, together with all Affiliates (as hereinafter defined) and Associates (as hereinafter defined) of such
Person, shall be the Beneficial Owner (as hereinafter defined) of securities of the Company constituting a Substantial Block (as hereinafter defined); provided, however, that an Acquiring Person shall not include an Exempt Person (as hereinafter defined).
b 			)  "Adjustment Shares" shall have the meaning set
forth in Section 11(a)(ii) hereof.
c 			)  "Adverse Person" shall mean any Person declared to
be an Adverse Person by the Board (with the concurrence of a majority of the Outside Directors (as hereinafter defined)) upon the determination that the criteria set forth in Section 11(a)(ii)(D) hereof apply to such
Person.
d 			)  "Adverse Person Event" shall mean the determination
by the Board (with the concurrence of a majority of the Outside
Directors), pursuant to the criteria set forth in Section 11(a)(ii)(D)
hereof, that a Person is an Adverse Person.
e 			)  "Affiliate" and "Associate" shall have the respec-
tive meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended
(the "Exchange Act"), as in effect as of the date hereof.
f 			)  "Agreement" shall have the meaning set forth in the
first paragraph hereof.
g 			)  A Person shall be deemed the "Beneficial Owner" of,
and shall be deemed to "beneficially own," any securities:
(i)   which such Person or any of such Person's
Affiliates or Associates, directly or indirectly, has the
right to acquire (whether such right is exercisable
immediately or only after the passage of time) pursuant to
any agreement, arrangement or understanding (whether or not
in writing), or upon the exercise of any conversion, ex-
change or purchase rights (other than the conversion rights
relating to the Company's $5.50 Dividend Cumulative Con-
vertible Preferred Stock), warrants or options, or
otherwise; provided, however, that a Person shall not be
deemed the "Beneficial Owner" of, or to "beneficially own,"
(A) securities tendered pursuant to a tender or exchange
offer made by or on behalf of such Person or any of such
Person's Affiliates or Associates until such tendered
securities are accepted for payment or exchange; (B)
securities issuable upon the exercise of Rights at any time
prior to the occurrence of a Section 11(a)(ii) Event or a
Section 13 Event (as such terms are hereinafter defined); or
(C) securities issuable upon the exercise of Rights from and after the occurrence of a Section 11(a)(ii) Event or a
Section 13 Event which Rights were acquired by such Person
or any of such Person's Affiliates or Associates prior to
the Distribution Date or pursuant to Section 3(a) or Section
22 hereof (the "Original Rights") or pursuant to Section
11(i) hereof in connection with any adjustment made with
respect to any Original Rights;
(ii)   which such Person or any of such Person's
Affiliates or Associates, directly or indirectly, has the
right to vote or dispose of or has beneficial ownership of
(as determined pursuant to Rule 13d-3 of the General Rules
and Regulations under the Exchange Act), including pursuant
to any agreement, arrangement or understanding (whether or
not in writing); provided, however, that a Person shall not
be deemed the "Beneficial Owner" of, or to "beneficially
own," any securities under this Section 1(g)(ii) as a result of an agreement, arrangement or understanding to vote such
security which: (A) arises solely by reason of the grant of
a revocable proxy or consent to any Person who shall have
obtained such proxy or consent pursuant to and as a result
of a public proxy or consent solicitation subject to and
conducted in accordance with the applicable provisions of
the Exchange Act and the applicable rules and regulations
thereunder and (B) also is not then reportable on Schedule
13D under the Exchange Act (or any comparable or successor
report); or
(iii)   which are "beneficially owned," directly or
indirectly, by any other Person (or any Affiliate or Associ-
ate thereof) with which such Person or any of such Person's
Affiliates or Associates has any agreement, arrangement or
understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except pursuant to a revocable
proxy as described in clause (A) of subparagraph (ii) of
this Section 1(g)) or disposing of any securities of the
Company; provided, however, that nothing in this Section
1(g) shall cause a Person engaged in business as an
underwriter of securities to be the "Beneficial Owner" of,
or to "beneficially own," any securities acquired through
such Person's participation in good faith in a firm
commitment underwriting until the expiration of forty days
after the date of such acquisition.
h 			)  "Board" shall have the meaning set forth in the
first WHEREAS clause at the beginning of this Agreement.
i 			)  "Business Day" shall mean any day other than a
Saturday, Sunday or day on which banking institutions in the State of
New York are authorized or obligated by law or executive order to close.
j 			)  "Certificate of Designations" shall mean the
Certificate of Designations, Preferences and Rights of Series A
Participating Preferred Stock setting forth the powers, preferences, rights, qualifications, limitations and restrictions of such series of preferred stock of the Company, filed by the Company on November 20,
1987, as amended by the Certificate of Increase filed on April 12, 1991 and the Certificate of Increase filed on November 29, 1993, and as to be further amended by the Amendment to Certificate of Designations, Prefer-
ences and Rights of Series A Participating Preferred Stock to be filed by the Company pursuant to this Agreement and to take effect as of the
Dividend Date, a form of which is attached hereto as Exhibit A.
k 			)  "Close of Business" on any given date shall mean
5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.
l 			)  "Common Stock" when used with reference to the
Company shall mean the Common Stock, presently having a par value of
$1.00 per share, of the Company or any other shares of capital stock of the Company into which such stock shall be reclassified or changed.
"Common Stock" when used with reference to any Person which shall be organized in corporate form, other than the Company, shall mean the capital stock or other equity security with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person or, if such Person is a
Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person and which has issued any such outstanding capital stock, equity securities or equity interest.
"Common Stock" when used with reference to any Person which shall not be organized in corporate form shall mean units of beneficial interest which (i) shall represent the right to participate generally in the profits and losses of such Person (including, without limitation, any flow-through tax benefits resulting from an ownership interest in such
Person) and which (ii) shall be entitled to exercise the greatest voting power of such Person or, in the case of a limited partnership, shall have the power to remove the general partner or partners.
m 			)  "Company" shall have the meaning set forth in the
first paragraph of this Agreement.
n 			)  "Continuing Director" shall mean any member of the
Board (while such Person is a member of the Board) who is not an
Acquiring Person or Adverse Person, or an Affiliate or Associate of an
Acquiring Person or Adverse Person, or a representative or nominee of an
Acquiring Person or Adverse Person or of any such Affiliate or
Associate, and who either (i) was a member of the Board prior to the
Stock Acquisition Date (or, for the purposes of the further proviso in
Section 23(a) hereof, prior to the date on which the change in a majority of the directors occurs or, for the purposes of the second sentence of Section 26 hereof, prior to the Final Amendment Date) or
(ii) subsequent to the relevant date set forth in clause (i) of this
Section 1(n) became a member of the Board and whose nomination for election or election to the Board was recommended or approved by a majority of the Continuing Directors then on the Board.
o 			)  "Current Market Price" shall have the meaning set
forth in Section 11(d) hereof.
p 			)  "Current Value" shall have the meaning set forth in
Section 11(a)(iii) hereof.
q 			)  "Distribution Date" shall have the meaning set
forth in Section 3(a) hereof.
r 			)  "Dividend Date" shall have the meaning set forth in
the fourth WHEREAS clause at the beginning of this Agreement.
s 			)  "Equivalent Preference Stock" shall have the
meaning set forth in Section 11(b) hereof.
t 			)  "Equivalent Security" shall have the meaning set
forth in Section 7(a) hereof.
u 			)  "Exchange Act" shall have the meaning set forth in
Section 1(e) hereof.
v 			)  "Exempt Person" shall mean the Company, any Subsid-
iary (as hereinafter defined) of the Company, and any employee benefit plan or employee stock plan of the Company or of any Subsidiary of the
Company or any Person organized, appointed, established or holding
Voting Shares (as hereinafter defined) by, for or pursuant to, the terms of any such plan.
w 			)  "Expiration Date" shall have the meaning set forth
in Section 7(a) hereof.
x 			)  "Final Amendment Date" shall have the meaning
specified in Section 26 hereof.
y 			)  "Final Expiration Date" shall have the meaning
specified in Section 7(a) hereof.
z 			)  "NASDAQ" shall have the meaning set forth in
Section 11(d)(i) hereof.
 			(aa) "1933 Act" shall have the meaning set forth in
Section 9(d) hereof.
 			(bb) "Original Rights" shall have the meaning
specified in Section 1(g)(i) hereof.
 			(cc) "Outside Directors" shall have the meaning set
forth in Section 11(a)(ii)(C) hereof.
 			(dd) "Person" shall mean any individual, firm,
corporation, partnership, trust or other entity and shall include any successor (by merger or otherwise) of such entity.
 			(ee) "Preferred Stock" shall mean the Series A
Participating Preferred Stock, presently having a par value of $1.00 per share, of the Company.
 			(ff) "Principal Party" shall have the meaning set
forth in Section 13(b) hereof.
 			(gg) "Purchase Price" shall have the meaning set forth
in Section 4(a) hereof.
 			(hh) "Redemption Price" shall have the meaning set
forth in Section 23(a) hereof.
 			(ii) "Right" shall have the meaning set forth in the
fourth WHEREAS clause at the beginning of this Agreement.
 			(jj) "Right Certificate" shall have the meaning set
forth in Section 3(a) hereof.
 			(kk) "Rights Agent" shall have the meaning set forth
in the first paragraph of this Agreement.
 			(ll) "Section 11(a)(ii) Event" shall have the meaning
set forth in Section 11(a)(ii) hereof.
 			(mm) "Section 11(a)(ii) Trigger Date" shall have the
meaning set forth in Section 11(a)(iii) hereof.
 			(nn) "Section 13 Event" shall have the meaning set
forth in Section 13(a) hereof.
 			(oo) "Spread" shall have the meaning set forth in Sec-
tion 11(a)(iii) hereof.
 			(pp) "Stock Acquisition Date" shall mean the first
date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section
13(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.
 			(qq) "Subsidiary" shall mean, with respect to any Per-
son, any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient, in the absence of contingencies, to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly beneficially owned, or otherwise controlled, by such
Person and any Affiliate of such Person.
 			(rr) "Substantial Block" shall mean a number of out-
standing Voting Shares having in the aggregate 15% or more of the general voting power.
 			(ss) "Substitution Period" shall have the meaning set
forth in Section 11(a)(iii) hereof.
 			(tt) "Trading Day" shall have the meaning set forth in
Section 11(d)(i) hereof.
 			(uu) "Voting Shares" shall mean shares of the
Company's stock having general voting power.

Section 2. 		  Appointment of Rights Agent.  The Company hereby appoints
the Rights Agent to act as agent for the Company and the holders of the
Rights (who, in accordance with Section 3 hereof, shall prior to the
Distribution Date also be the holders of Common Stock of the Company) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment.  The Company may from time to time act as Co-Rights Agent or appoint such Co-Rights Agents as it may deem necessary or desirable.  Any actions which may be taken by the Rights
Agent pursuant to the terms of this Agreement may be taken by any such -
Co-Rights Agent.

Section 3. 		  Issuance of Right Certificates.
a 			)  Until the earliest of the Close of Business on (i)
the tenth day after the Stock Acquisition Date or (ii) the tenth Busi-
ness Day, or such specified or unspecified later date as may be deter-
mined by action of the Board (with the concurrence of a majority of the Continuing Directors), after the date that a tender or exchange offer by any Person (other than an Exempt Person) is first published, sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if, upon consummation thereof, such Person, together with its Affiliates and Associates, would be the
Beneficial Owner of a Substantial Block (irrespective of whether any shares are actually purchased pursuant to such offer) or (iii) the tenth Business Day after an Adverse Person Event (the earliest of the dates set forth in clauses (i), (ii) and (iii) above being herein referred to as the "Distribution Date") (x) the Rights will be evidenced by the certificates for the Common Stock of the Company registered in the names of the holders of the Common Stock of the Company, whether or not bearing the legend set forth in Section 3(c) hereof (which certificates for Common Stock of the Company shall be deemed also to be certificates for Rights), and not by separate Right Certificates and (y) each Right will be transferable only in connection with the transfer of the underlying Common Stock (including a transfer by the Company).  The
Board may defer the date set forth in clause (ii) of the preceding sentence to a specified later date or to an unspecified later date to be determined by action of the Board (with the concurrence of a majority of the Continuing Directors).  As soon as practicable after the Distri-
bution Date, the Rights Agent will mail, by first-class, insured, postage-prepaid mail, to each record holder of the Common Stock of the Company as of the Close of Business on the Distribution Date, as shown by the records of the Company, at the address of such holder shown on such records, a Right Certificate, in substantially the form of Exhibit
B hereto (a "Right Certificate"), evidencing one Right for each share of Common Stock of the Company so held, subject to adjustment and to the provisions of Section 14(a) hereof. As of and after the Distribution
Date, the Rights will be evidenced solely by such Right Certificates.
b 			)  Until the earlier of the Distribution Date or the
Expiration Date, the surrender for transfer of any of the certificates for the Common Stock of the Company in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates.
c 			)  Rights shall be issued in respect of all shares of
Common Stock of the Company which shall become outstanding after the Dividend Date but prior to the earlier of the Close of Business on the Distribution Date or the Expiration Date, and, to the extent provided in
Section 22 hereof, in respect of shares of Common Stock of the Company issued after the Distribution Date and prior to the Expiration Date. Certificates for shares of Common Stock of the Company that shall become outstanding or be transferred after the Dividend Date but prior to the earlier of the Distribution Date or the Expiration Date shall have im-pressed on, printed on, written on or otherwise affixed to them the fol-lowing legend:
 	This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Renewed
Rights Agreement between Beneficial Corporation and First
Chicago Trust Company of New York (formerly known as Morgan
Shareholder Services Trust Company) dated as of August 22,
1996, as the same shall be amended, restated, extended or renewed from time to time (the "Renewed Rights Agreement"), the terms of which are hereby incorporated herein by refer-ence and a copy of which is on file at the principal exec-utive offices of Beneficial Corporation. Under certain cir-cumstances, as set forth in the Renewed Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Beneficial
Corporation will mail to the holder of this certificate a copy of the Renewed Rights Agreement (as in effect on the date of mailing) without charge within five days after receipt of a written request therefor. Under certain cir-cumstances, as provided in the Renewed Rights Agreement, Rights beneficially owned by an Acquiring Person, an Adverse
Person or any Associate or Affiliate thereof (as such terms are defined in the Renewed Rights Agreement), whether by or on behalf of such Person or by any subsequent holder, may become null and void. The Rights shall not be exercisable, and shall be void so long as held, by a holder in any juris-diction where the requisite qualification to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.

 With respect to such certificates containing the foregoing legend, until the earlier of the Distribution Date or the Expiration Date, the Rights associated with the Common Stock of the Company represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the surrender for transfer of the Rights associated with the Common Stock of the Company represented by such certificate.

Section 4. 		  Form of Right Certificates.
a 			)  The Right Certificates (and the forms of election
to purchase shares and of assignment to be printed on the reverse thereof) shall be in substantially the form of Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appro-priate and as are not inconsistent with the provisions of this
Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage.  Subject to the provisions of Section 11 and
Section 22 hereof, the Right Certificates, whenever distributed, shall be dated as of the Dividend Date, and on their face shall entitle the holders thereof to purchase such number of one one-hundredths of a share of Preferred Stock as shall be set forth therein, as the same may from time to time be adjusted as provided herein, at the price per one one-hundredth of a share of Preferred Stock set forth therein, as the same may from time to time be adjusted as provided herein (the "Purchase
Price").
b 			)  Any Right Certificate issued pursuant to Section
3(a) or Section 22 hereof that represents Rights beneficially owned by
(i) an Acquiring Person, an Adverse Person or any Associate or Affiliate of an Acquiring Person or an Adverse Person, (ii) a transferee of an Acquiring Person or an Adverse Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person or Adverse Person becomes such or (iii) a transferee of an Acquiring Person or Adverse Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person or Adverse Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person or Adverse Person to holders of equity interests in such Acquiring Person or Adverse Person or to any Person with whom such Acquiring Person or Adverse Person has any continuing agreement, arrangement or understand-ing regarding the transferred Rights or (B) a transfer which the Board
(with the concurrence of a majority of the Continuing Directors) has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of the provisions of Section 7(e) hereof, and any Right Certificate issued pursuant to Section 6 or
Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall contain
(to the extent feasible) the following legend (modified to apply to an Acquiring Person or an Adverse Person, as applicable):
 		The Rights represented by this Right Certificate are or were beneficially owned by a Person who was or became an [Acquiring] [Adverse] Person or an Affiliate or Associate of an [Acquiring] [Adverse] Person as such terms are defined in the Renewed Rights Agreement. Accordingly, under certain circumstances as provided in the Renewed Rights Agreement, this Right Certificate and the Rights represented hereby may become null and void as provided in Section 7(e) of the Renewed Rights Agreement.

Section 5. 		  Countersignature and Registration.
a 			)  The Right Certificates shall be executed on behalf
of the Company by its Chairman of the Board, its Vice Chairman of the
Board, any Member of the Office of the President or any Vice President, either manually or by facsimile signature, and have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the
Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the
Company; and any Right Certificate may be signed on behalf of the
Company by any person who, at the actual date of the execution of such
Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.
b 			)  Following the Distribution Date, the Rights Agent
will keep or cause to be kept, at one of its offices in New York City, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each Right Certificate, the certificate number and the date of each Right Certificate.

Sectipn 6. 		  Transfer, Split Up, Combination and Exchange of Right
Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.
a 			)  Subject to the provisions of Section 4(b), Section
7(e) and Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase such number of shares of
Preferred Stock (or other securities, cash or assets, as the case may
be) as the Right Certificate or Right Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase.  Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent.
Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered
Right Certificate or Right Certificates until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Right Certificate or Right
Certificates and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or
Affiliates or Associates thereof as the Company shall reasonably request.  Thereupon the Rights Agent shall, subject to Section 4(b),
Section 7(e) and Section 14 hereof, countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested.  The Company may require payment from the holders of Right Certificates of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of such Right Certificates.
b 			)  Upon receipt by the Company and the Rights Agent of
evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a valid Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights
Agent and cancellation of the Right Certificate if mutilated, the Company will execute and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7. 		  Exercise of Rights; Purchase Price; Expiration Date of
Rights.
a 			)  Subject to Section 7(e) hereof, the registered
holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section -
9(d), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part at any time on or after the Distribution Date upon surrender of the
Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal office of the Rights Agent in New York City, together with payment of the
Purchase Price for each one one-hundredth of a share of Preferred Stock as to which the Rights are exercised, at or prior to the earliest of (i)
the Close of Business on August 22, 2006 (the "Final Expiration Date"),
(ii) the time at which the Rights are redeemed as provided in Section 23 hereof or (iii) the time at which the Rights expire pursuant to Section
13(d) hereof (the earliest of the dates set forth in clauses (i), (ii)
and (iii) being herein referred to as the "Expiration Date").  If at any time while the Rights are exercisable, the Company is prohibited by its
Restated Certificate of Incorporation from issuing Preferred Stock upon the exercise of all of the outstanding Rights, the Company may issue upon the exercise of the Rights shares of stock or other securities of the Company of equivalent value to the Preferred Stock (an "Equivalent Security"), as determined by the Board.
b 			)  The initial Purchase Price of $235 for each one
one-hundredth of a share of Preferred Stock shall be subject to adjustment from time to time as provided in Section 11 and Section 13 hereof and shall be payable in lawful money of the United States of
America in accordance with paragraph (c) below.
c 			)  Upon receipt of a Right Certificate representing
exercisable Rights, with the form of election to purchase duly executed, accompanied by payment (in cash, or by certified bank check or money order payable to the order of the Company) of the Purchase Price (as such amount may be reduced pursuant to Section ll(a)(iii) hereof) for the Preferred Stock to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of the Rights pursuant hereto in cash, or by certified check or money order payable to the order of the Company, the Rights Agent shall, subject to Section
7(f) hereof, (i) promptly (A) requisition from any transfer agent of the Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) a certificate for the number of shares of Pre-
ferred Stock to be purchased (and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests), or (B)
if the Company shall have elected under Section 14 hereof, requisition from the depositary agent depositary receipts representing interests in such number of one one-hundredths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred
Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof,
(iii) promptly after receipt of such Preferred Stock certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, and (iv) when appropriate, after receipt, promptly deliver any such cash to be paid in lieu of issuance of fractional shares to or upon the order of the registered holder of such Right Certificate; provided, however, that in the case of a purchase of securities other than Preferred Stock, the
Rights Agent shall promptly take the appropriate actions with respect to such securities to be purchased as shall as nearly as practicable correspond to the actions described in the foregoing clauses (i) through
(iv).  The Company reserves the right to require prior to the occurrence of a Section 11(a)(ii) Event or a Section 13 Event that, upon any exercise of Rights, such number of Rights be exercised so that only whole shares of Preferred Stock would be issued.
d 			)  In case the registered holder of any Right Certifi-
cate shall exercise less than all the Rights evidenced thereby, a new
Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.
e 			)  Notwithstanding any provision of this Rights Agree-
ment to the contrary, from and after the first occurrence of any Section 11(a)(ii) Event, the Rights beneficially owned by (i) an Acquiring
Person, Adverse Person or any Associate or Affiliate of such Acquiring
Person or Adverse Person which the Board (with the concurrence of a majority of the Continuing Directors), in its sole discretion, deter-
mines is or was involved in or caused or facilitated, directly or indi-
rectly (including through any change in the Board), such Section
11(a)(ii) Event or (ii) a transferee of any such Acquiring Person or
Adverse Person (or of any such Associate or Affiliate) (A) who becomes a transferee after such Acquiring Person or Adverse Person becomes such or
(B) who becomes a transferee prior to or concurrently with the Acquiring
Person or Adverse Person becoming such and receives such Rights pursuant to either (1) a transfer (whether or not for consideration) from such
Acquiring Person or Adverse Person to holders of equity interests in such Acquiring Person or Adverse Person or to any Person with whom such Acquiring Person or Adverse Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (2) a transfer which the Board (with the concurrence of a majority of the
Continuing Directors) has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action, and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this
Agreement or otherwise.  The Company shall use reasonable efforts to insure that the provisions of Section 4(b) hereof and this Section 7(e)
are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or Adverse Person or any of their respective Affiliates, Associates or transferees hereunder.
f 			)  Notwithstanding anything in this Agreement to the
contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of any Right Certificate upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of assignment or election to purchase set forth on the reverse side of the Right Certifi-cate surrendered for such assignment or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights evidenced by such Right Certificate or Affiliates or Associates thereof as the Company shall reasonably request.

Section 8. 		  Cancellation and Destruction of Right Certificates.  All
Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights
Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by this Agreement.
 The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other
Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled
Right Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Right Certificates and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9. 		  Reservation and Availability of Capital Stock.
a 			)  The Company covenants and agrees that it shall
cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, if necessary, out of its authorized and unissued shares of Common Stock or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, if necessary, Common Stock of the Company or other securities) that, as provided in this Agreement, will be sufficient to permit the exercise in full of all outstanding
Rights.
b 			)  The Company covenants and agrees to take all such
action as may be necessary to insure that all one one-hundredths of a share of Preferred Stock (and, if necessary, shares of Common Stock of the Company or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares
(subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.
c 			)  The Company further covenants and agrees that,
except as set forth in Section 6(a) hereof, it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Preferred Stock (or shares of Common
Stock of the Company or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts representing interests in a number of one one-hundredths of a share of Preferred
Stock (or shares of Common Stock of the Company or other securities, as the case may be) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates for shares of Preferred Stock (or shares of Common Stock of the Company or other securities, as the case may be) or depositary receipts representing interests in Preferred Stock upon the exercise of any Rights until any such tax shall have been paid
(any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.
d 			)  The Company shall use its best efforts to (i) file,
as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event or a Section 13 Event in which the consideration to be delivered by the Company upon exercise of the
Rights has been determined in accordance with this Agreement, or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Securities Act of 1933, as amended (the "1933 Act"), with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the 1933 Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities or (B) the Expiration
Date.  The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the
Rights.  The Company may, acting by resolution of its Board (which resolution shall be effective only with the concurrence of a majority of the Continuing Directors), temporarily suspend, for a period of time not to exceed 90 days after the date set forth in clause (i) of the first sentence of this Section 9(d), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect.  Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the expense thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.
e 			)  So long as the shares of Preferred Stock (and,
where applicable, any Common Stock of the Company or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

Section 10. 		  Preferred Stock Record Date.  Each Person in whose name
any certificate for a number of one one-hundredths of a share of Preferred Stock (or shares of Common Stock of the Company or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of shares of the Preferred Stock (or shares of Common Stock of the Company or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Right
Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made;
provided, however, that if the date of such surrender and payment is a date on which the Company's transfer books for the Preferred Stock (or
Common Stock of the Company or other securities, as the case may be) are closed, such person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Company's transfer books for the Preferred Stock (or Common Stock of the Company or other securities) are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. 		  Adjustment to Purchase Price, Number of Shares or Number
of Rights.  The Purchase Price and the number and kind of shares, or fractions thereof, subject to purchase upon the exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
			(a)(i)	  In the event the Company shall at any time
after the Dividend Date (A) declare or pay a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide or split the outstanding shares of Preferred Stock into a greater number of shares, (C) combine or consolidate the outstanding shares of Preferred Stock into a smaller number of shares or effect a reverse split of the outstanding shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in Section 7(e) and this Section
11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock or capital stock transfer books of the Company (as the case may be) were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification.


				If an event occurs which would require an adjustment
under both this Section 11(a)(i) and Section 11(a)(ii)
hereof, the adjustment provided for in this Section 11(a)(i)
shall be in addition to, and shall be made prior to, any
adjustment required pursuant to Section 11(a)(ii) hereof.


(ii)   In the event (a "Section 	11(a)(ii) Event")
that:
(A) any Acquiring Person, or any Associate or Affiliate of such Acquiring Person, at any time after the date of this Agreement, directly or indirectly,
(1)   shall merge into the Company or any
of its Subsidiaries or otherwise combine or consoli-date with the Company or any of its Subsidiaries in such manner that the Company or such Subsidiary shall be the continuing or surviving corporation of such merger or combination, and the Common Stock of the Company shall remain outstanding and no shares thereof shall be changed into or exchanged for stock or other securities of the Company or of any other Person or cash or any other property,
(2)   shall, in one or more transactions,
transfer any assets or property to the Company or any of its Subsidiaries in exchange for shares of any class of capital stock of the Company or any of its Subsidiaries or for securities exercisable for or con-vertible into shares of any class of capital stock of the Company or any of its Subsidiaries or otherwise obtain from the Company or any of its Subsidiaries, with or without consideration, any additional shares of any class of capital stock of the Company or any of its Subsidiaries or other securities exercisable for or convertible into shares of any class of capital stock of the Company or any of its Subsidiaries (other than as part of a pro rata offer or distribution by the Company or such Subsidiary to all holders of such stock),
(3)   shall sell, purchase, lease, ex-
change, mortgage, pledge, transfer or otherwise dispose of (in one or more transactions), to, from or with, as the case may be, the Company or any of its Subsidiaries, assets (including securities) on terms and conditions less favorable to the Company or such Subsidiary than the Company or such Subsidiary would be able to obtain in arm's-length negotiation with an unaffiliated third party, other than pursuant to a transaction set forth in Section 13(a) hereof,
(4)   shall receive any compensation for
services from the Company or from any Subsidiary of the Company other than compensation for employment as a regular employee, or fees for serving as a director, at rates in accordance with the Company's (or such Subsidiary's) past practices, or
(5)   shall receive the benefit, directly
or indirectly (except proportionately as a stockhold-er), of any loans, advances, guarantees, pledges or other financial assistance provided by the Company or any of its Subsidiaries on terms and conditions less favorable to the Company or such Subsidiary than the Company or such Subsidiary would be able to obtain in arm's-length negotiation with an unaffiliated third party;


(B)   during such time after the date of this
Agreement as there is an Acquiring Person, there shall be any reclassification of securities (including any reverse stock split) or recapitalization of the Company, or any merger or consolidation of the Company with any of its Subsidiaries or any other transaction or series of transactions involving the Company or any of its Subsidiaries other than a transaction to which the provisions of Section 13(a) apply (whether or not with or into or otherwise involving an Acquiring
Person or any Affiliate or Associate of such Acquiring
Person) which has the effect, directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity securities of the Company or any of its Subsidiaries or of securities exercisable for or convertible into securities of the Company or any of its Subsidiaries which is directly or indirectly owned by any Acquiring
Person or any Associate or Affiliate of any Acquiring
Person;
(C) any Person (other than an Exempt Person), alone or together with its Affiliates and Associates
(other than an Exempt Person), shall, at any time after the date of this Agreement, become the Benefi-cial Owner of a Substantial Block; unless the event causing such threshold to be crossed is a Section 13
Event or is an acquisition of Voting Shares pursuant to a tender or exchange offer for all outstanding
Voting Shares at prices and on terms determined by at least a majority of the members of the Board who are not officers of the Company or of any of its Subsidiaries and who are not Acquiring Persons, Adverse Persons or representatives, nominees,
Affiliates or Associates of Acquiring Persons or
Adverse Persons (the "Outside Directors"), after receiving advice from one or more investment banking firms, to be (1) prices which are fair to stockholders
(taking into account all factors which such Outside
Directors deem relevant, including, without limitation, prices which could reasonably be achieved if the Company or its assets were to be sold on an orderly basis designed to realize maximum value) and
(2) otherwise in the best interests of the Company and its stockholders; or
(D) the Board (with the concurrence of a major-ity of the Outside Directors) shall declare any Person to be an Adverse Person, upon a determination that such Person, alone or together with its Affiliates and Associates, has, at any time after the date of this Agreement, become the Beneficial Owner of Voting
Shares which the Board (with the concurrence of a majority of the Outside Directors) determines to have a substantial percentage of the general voting power
(which shall in no event be less than 10%) and which the Board (with the concurrence of a majority of the Outside Directors) determines, after reasonable inquiry and investigation, which may include a review of the public record regarding such Person and any information such directors may request from such Person and consultation with such Persons as such directors shall deem appropriate, that (1) such Beneficial Ownership by such Person is intended to cause the Company to repurchase the Voting Shares beneficially owned by such Person or to pressure the Company to take action or enter into a transaction or series of transactions intended to provide such Person with short-term financial gain under circumstances where such directors determine that the best long-term interests of the Company and its stockholders would not be served by taking such action or entering into such transaction or series of transactions at that time or (2) such Beneficial Ownership is causing or reasonably likely to cause a material adverse impact
(including, but not limited to, impairment of relationships with customers or impairment of the Company's ability to maintain its competitive posi-
tion) on the business or prospects of the Company,
		then, promptly following the first occurrence of any such
Section 11(a)(ii) Event, proper provision shall be made to adjust the Rights so that each holder of a Right, except as provided below and in Section 7(e) hereof, shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of shares of Preferred Stock as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of one one-hundredths of a share of Preferred Stock for which a Right was exercis-able immediately prior to the first occurrence of such
Section 11(a)(ii) Event, whether or not such Right was then exercisable, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by 50% of the Current Market Price per share of the Preferred Stock of the Company on the date of such first occurrence (such number of shares being hereinafter referred to as the "Adjustment Shares").


(iii)   In lieu of issuing shares of Preferred
Stock of the Company in accordance with Section 11(a)(ii) hereof, the Company, acting by resolution of its Board (which resolution shall be effective only with the con-currence of a majority of the Continuing Directors), may, and, in the event that the number of shares of Preferred Stock which is authorized by the Company's Restated Certifi-cate of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit exercise in full of the Rights in accordance with Section 11(a)(ii) hereof, the Company, acting by resolution of its Board (which resolution shall be effective only with the concurrence of a majority of the Continuing Directors), shall (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the "Current Value"), over (2) the Purchase Price attributable to each Right (such excess being defined as the "Spread") and (B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company, (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing which, when added to any shares of Preferred Stock issued upon such exercise, have an aggregate value equal to the Current Value, where such aggregate value has been determined by action of the Board (with the concurrence of a majority of the Continuing Directors) based upon the advice of a nationally recognized investment banking firm selected by the Board which has theretofore performed no services for the Company or any Subsidiary of the Company in the past five years; provided, however, if the Company shall not have made adequate provision to deliver value pursuant to clause
(B) above within 30 days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the first date that the right to redeem the Rights pursuant to
Section 23 hereof, as such date may be amended pursuant to
Section 26 hereof, shall expire (the later of (x) and (y) being referred to herein as the "Section 11(a)(ii) Trigger Date"), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Preferred Stock and Common Stock of the Company (to the extent available) and then, if necessary, cash, which shares or cash have an aggregate value equal to the Spread. If, after the occurrence of a Section 11(a)(ii) Event, the number of shares of Preferred Stock that is authorized by the Company's Restated Certificate of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit exercise in full of the Rights in accordance with Section - 11(a)(ii) hereof and the Company, acting by resolution of its Board (which resolution shall be effective only with the concurrence of a majority of the Continuing Directors), shall determine in good faith that it is likely that sufficient additional shares of its Preferred Stock could be authorized for issuance upon exercise in full of the Rights, the 30 day period set forth above may be extended to the extent necessary, but not more than 90 days after the
Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period as it may be extended, the "Substitution Period"). To the extent that the Company determines that some action is to be taken pursuant to the terms of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for the authorization of additional shares or to decide the appropriate form of distribution to be made pursuant to the first sentence of this Section - 11(a)(iii) and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each one one-hundredth of a share of Preferred Stock shall be the Current Market Price of one one-hundredth of a share of Preferred Stock on the date of the first occurrence of the Section 11(a)(ii) Trigger Date.
(iv)

b 			)  In the event that the Company shall fix a record
date for the issuance of rights, options or warrants to all holders of shares of Preferred Stock entitling them (for a period expiring within
45 calendar days after such record date) to subscribe for or purchase
Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock ("Equivalent Preference
Stock")) or securities convertible into shares of Preferred Stock or
Equivalent Preference Stock at a price per share of Preferred Stock or
Equivalent Preference Stock (or having a conversion price per share, if a security convertible into shares of Preferred Stock or Equivalent
Preference Stock) less than the Current Market Price per share of the
Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase
Price in effect immediately prior to such record date by a fraction, of which the numerator shall be the number of shares of Preferred Stock outstanding on such record date plus the number of additional shares of
Preferred Stock or Equivalent Preference Stock which the aggregate subscription or purchase price of the total number of shares of
Preferred Stock or Equivalent Preference Stock (or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and of which the denominator shall be the number of shares of Preferred Stock outstanding on such record date plus the number of additional shares of Preferred Stock or
Equivalent Preference Stock to be offered for subscription or purchase
(or into which the convertible securities so to be offered are initially convertible).  In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board (with the concurrence of a majority of the Continuing
Directors), whose determination shall be described in a statement filed with the Rights Agent and shall be final and binding on the Company, the
Rights Agent and the holders of Rights.  Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not issued, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
c 			)  In case the Company shall fix a record date for the
making of a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular periodic cash dividend or a dividend payable in Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b)
hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, of which the numerator shall be the Current Market Price per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the
Board, with the concurrence of a majority of the Continuing Directors, whose determination shall be described in a statement filed with the
Rights Agent which shall be binding on the holders of the Rights) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of
Preferred Stock, and of which the denominator shall be such Current
Market Price per share of Preferred Stock.  Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
			(d)(i)  	For the purpose of any computation hereunder
(other than computations made pursuant to Section 11(a)(iii)
hereof), the Current Market Price per share of Preferred
Stock on any date shall be deemed to be the average of the
daily closing prices per share of such Preferred Stock for
the 30 consecutive Trading Days immediately prior to such
date and for the purposes of computations made pursuant to
Section 11(a)(iii) hereof, the Current Market Price per
share of Preferred Stock on any date shall be deemed to be
the average of the daily closing prices per share of such
Preferred Stock for the ten consecutive Trading Days
immediately following such date; provided, however, that in
the event that the Current Market Price per share of such
Preferred Stock is determined during a period following the
announcement by the Company of (a) a dividend or
distribution on the Preferred Stock payable in shares of
Preferred Stock or securities convertible into shares of
Preferred Stock (other than the Rights) or (b) any
subdivision, split, combination, consolidation, reverse
stock split or reclassification of the Preferred Stock and
prior to the expiration of the 30 Trading Day or ten Trading
Day period, as set forth above, after the ex-dividend date
for such dividend or distribution, or the record date for
such subdivision, combination or reclassification, as the
case may be, then, and in each such case, the Current Market
Price shall be appropriately adjusted to reflect ex-dividend trading.  The closing price for any day shall be the last
sale price, regular way, or, in case no such sale takes
place on such day, the average of the closing bid and asked
prices, regular way, in either case as reported in the
principal consolidated transaction reporting system with
respect to securities listed or admitted to trading on the
New York Stock Exchange or, if the shares of such Preferred
Stock are not listed or admitted to trading on the New York
Stock Exchange, as reported in the principal consolidated
transaction reporting system with respect to securities
listed on the principal national securities exchange on
which the shares of such Preferred Stock are listed or
admitted to trading or, if the shares of such Preferred
Stock are not listed or admitted to trading on any national
securities exchange, the last quoted price or, if not so
quoted, the average of the high-bid and low-asked prices in
the over-the-counter market, as reported by the National
Association of Securities Dealers Automated Quotation System
("NASDAQ") or such other system then in use, or, if on any
such date the shares of such Preferred Stock are not quoted
by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker
making a market in shares of such Preferred Stock selected
by the Board (with the concurrence of a majority of the
Continuing Directors).  If the Current Market Price per
share of Preferred Stock cannot be determined in the manner
provided above or if the Preferred Stock is not publicly
held or not so listed or traded, the Current Market Price
per share of Preferred Stock shall be conclusively deemed to be an amount equal to 100 (as such number may be
appropriately adjusted for such events as stock splits,
stock dividends and recapitalizations with respect to the
Preferred Stock or Common Stock of the Company occurring
after the date of this Agreement) multiplied by the Current
Market Price per share of the Common Stock of the Company.
If neither the Common Stock of the Company nor the Preferred
Stock is publicly held or so listed or traded, the Current
Market Price per share of Preferred Stock shall mean the
fair value per share as determined in good faith by the
Board (with the concurrence of a majority of the Continuing
Directors), whose determination shall be described in a
statement filed with the Rights Agent and shall be
conclusive for all purposes.  For all purposes of this
Agreement, the Current Market Price of one one-hundredth of
a share of Preferred Stock shall be equal to the Current
Market Price of one share of Preferred Stock divided by 100.
 The term "Trading Day" shall mean a day on which the
principal national securities exchange on which the shares
of such stock are listed or admitted to trading is open for
the transaction of business or, if the shares of such stock
are not listed or admitted to trading on any national
securities exchange, a Business Day.


(ii)   For the purpose of any
		computation hereunder, the Current Market Price per share of Common Stock shall be determined in the same manner as set forth for the Preferred Stock of the Company in Section -
11(d)(i) hereof (other than the penultimate sentence thereof). If the Current Market Price of the Common Stock cannot be determined in the manner provided above, or if the Common Stock is not publicly held or listed or traded in a manner described in Section 11(d)(i) hereof, Current Market
Price per share shall mean the fair value per share as determined by an independent investment banking firm experienced in the valuation of securities selected in good faith by the Board, or, if no such investment banking firm is in the good faith judgment of the Board available to make such determination, in good faith by the Board. Any such determination of Current Market Price shall be described in a statement filed with the Rights Agent and shall be binding upon the Rights Agent.


e 			)  Except as hereinafter provided, no adjustment in
the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share (or the nearest one-millionth of a share of Preferred Stock), as the case may be.  Notwithstanding the first sentence of this Section
11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which mandates such adjustment or (ii) the Expiration Date.
f 			)  In the event that at any time, as a result of the
operation of Section 11(a) or Section 13(a) hereof, the holder of any
Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Stock, thereafter the Purchase Price and the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections
11(a), (b), (c), (e), (g), (h), (i), (j), (k), (n) and (q), inclusive, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the shares of Preferred Stock shall apply on like terms to any such other shares; provided, however, that the Company shall not be liable for its inability to reserve and keep available for issuance upon exercise of the Rights pursuant to Section 11(a)(ii) a number of shares of the Pre-
ferred Stock greater than the number then authorized by the Company's
Restated Certificate of Incorporation but not outstanding or reserved for any other purpose.
g 			)  All Rights originally issued by the Company or
transferred subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
h 			)  Unless the Company shall have exercised its
election as provided in Section 11(i), upon each adjustment of the
Purchase Price as a result of the calculations made in Section 11(b) and
Section 11(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a share of Preferred Stock (calculated to the nearest one-millionth of a share of Preferred Stock) obtained by (i) multiplying (A) the number of one one-hundredths of a share covered by a Right immediately prior to such adjustment of the Purchase Price by (B) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii)
dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.
i 			)  The Company may elect on or after the date of any
adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-hundredths of a share of Preferred Stock purchasable upon the exercise of a Right.  Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-hundredths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment.  Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the
Purchase Price in effect immediately after adjustment of the Purchase
Price.  The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made.  This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the
Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right
Certificates evidencing, subject to Section 14 hereof, the additional
Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new
Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment.  Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.
j 			)  Irrespective of any adjustment or change in the
Purchase Price or the number of shares of Preferred Stock, or fraction thereof, issuable upon the exercise of the Rights, the Right
Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-hundredth of a share of Preferred Stock and the number of shares of Preferred Stock which were expressed in the initial Right Certificates issued hereunder.
k 			)  Before taking any action that would cause an
adjustment reducing the Purchase Price below the then par value, if any, of one one-hundredth of a share of Preferred Stock, the Company shall use its best efforts to take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Preferred Stock at such adjusted Purchase Price.
l 			)  In any case in which this Section 11 shall require
that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date the Preferred Stock, or a fraction thereof, and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.
m 			)  Anything in this Section 11 to the contrary
notwithstanding, in the event of any reclassification of stock of the
Company, any recapitalization, reorganization or partial liquidation of the Company, any consolidation or subdivision of the Preferred Stock, any issuance of Preferred Stock (or securities which by their terms are convertible into or exchangeable for Preferred Stock) wholly for cash at less than the Current Market Price, any stock dividends or issuance of rights, options or warrants referred to above in this Section ll or any similar transaction, the Company shall be entitled to make such further adjustments in the Purchase Price, in addition to those adjustments expressly required by the other paragraphs of this Section 11, as and to the extent that the Board in its sole discretion shall determine to be necessary or appropriate in order for the holders of the Rights in such event to be treated equitably and in accordance with the purpose and intent of this Agreement or, subject to the preceding provisions of this
Section 11(m), in order that any such event shall not, in the opinion of counsel for the Company, result in the stockholders of the Company being subject to any United States federal income tax liability by reason thereof.
n 			)  The Company covenants and agrees that it shall not,
at any time after the Distribution Date, (i) consolidate with any other
Person (other than a Subsidiary of the Company in an action which complies with Section 11(o) hereof), (ii) merge with or into any other
Person (other than a Subsidiary of the Company in an action which complies with Section 11(o) hereof) or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than 50%
of the assets or earning power of the Company and its Subsidiaries
(taken as a whole) to any other Person or Persons (other than the
Company or any of its Subsidiaries in one or more actions each of which complies with Section 11(o) hereof) if (x) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders of the Person who constitutes, or would constitute, the
Principal Party for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.
o 			)  The Company covenants and agrees that, after the
Distribution Date, it will not, except as otherwise provided herein or permitted by Section 23 or Section 26 hereof, take (or permit any
Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.
p 			)  Anything in this Agreement to the contrary
notwithstanding, in the event the Company shall at any time after the date of this Agreement and prior to the Distribution Date (i) declare or pay any dividend on its Common Stock payable in Common Stock of the
Company or (ii) subdivide its outstanding Common Stock into a greater number of shares (by reclassification or otherwise than by payment of dividends in Common Stock) or (iii) combine or consolidate its outstanding Common Stock into a smaller number of shares, then in any such case, (x) the number of one one-hundredths of a share of Preferred
Stock purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one-hundredths of a share of Preferred Stock so purchasable immediately prior to such event by a fraction, the numerator of which is the number of shares of Common
Stock of the Company outstanding immediately before such event and the denominator of which is the number of shares of such Common Stock outstanding immediately after such event and (y) action shall be taken such that each share of Common Stock of the Company outstanding immedi-
ately after such event shall have issued with respect to it that number of Rights which each share of Common Stock of the Company outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(p) shall be made succes-
sively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.  If an event occurs which would require an adjustment under Section 11(a)(ii) and this Section 11(p), the adjustments provided for in this Section 11(p)
shall be in addition and prior to any adjustment required pursuant to
Section 11(a)(ii).
q 			)  The failure by the Board (with the concurrence of a
majority of the Outside Directors) to declare a Person to be an Adverse
Person following such Person becoming the Beneficial Owner of Voting
Shares having in the aggregate 10% or more of the general voting power shall not imply that such Person is not an Adverse Person or limit such directors' right at any time in the future to declare such Person to be an Adverse Person.


Section 12. 		  Certification of Certain Adjustments.  Whenever an
adjustment is made as provided in Sections 11 and 13, the Company shall
(a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for its Common Stock and Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or, if prior to the Distribution Date, to each holder of a certificate repre-senting shares of its Common Stock) in accordance with Section 25 here-of. Notwithstanding the foregoing sentence, the failure of the Company to prepare such certificate or statement or make such filings or mailings shall not affect the validity of, or the force or effect of, the requirement for such adjustment.

Section 13. 		  Consolidation, Merger or Sale or Transfer of Assets or
Earning Power.
a 			)  In the event (a "Section 13 Event") that, directly
or indirectly, at any time on or after the Distribution Date:
 				(x)	the Company shall consolidate or
otherwise combine with, or merge with or into, any other Person or
Persons (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof) and the Company shall not be the surviving or continuing corporation of such consolida-
tion, combination or merger;
 				(y)	any Person or Persons (other than a
Subsidiary of the Company in a transaction which complies with
Section 11(o) hereof) shall consolidate or otherwise combine with, or merge with or into, the Company and the Company shall be the continuing or surviving corporation of such consolidation,
combination or merger and, in connection therewith, all or part of the Common Stock of the Company shall be changed into or exchanged for stock or other securities of any other Person or of the
Company or cash or any other property; or
 				(z)	the Company shall sell or otherwise
transfer (or one or more of its Subsidiaries shall sell or other-
wise transfer), in one transaction or a series of related transac-
tions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole and calculated on the basis of the Company's most recent regularly prepared financial statement) to any other Person or Persons (other than the Company or any Subsidiary of the
Company in one or more transactions each of which complies with
Section 11(o) hereof); provided, however, that this clause (z) of
Section 13(a) shall not apply to the pro rata distribution by the
Company of assets (including securities) of the Company or any of its Subsidiaries to all holders of the Company's Common Stock;
 then, and in each such case, proper provision shall be made so that:
(i)   each holder of a Right (except as provided
in Section 7(e) hereof) shall, on or after the later of (A)
the date of the first occurrence of any such Section 13
Event or (B) the date of the expiration of the period within which the Rights may be redeemed pursuant to Section 23
hereof (as the same may be amended as provided in Section 26 hereof), have the right to receive, upon the exercise
thereof at the then current Purchase Price in accordance
with the terms of this Agreement, such number of validly
authorized and issued, fully paid, nonassessable and freely
tradable shares of Common Stock of the Principal Party, not
subject to any liens, encumbrances, rights of call, rights
of first refusal or other adverse claims, as shall be equal
to the result obtained by (1) multiplying the then current
Purchase Price by the number of one one-hundredths of a
share of Preferred Stock for which a Right was exercisable
immediately prior to the first occurrence of a Section 13
Event (or, if a Section 11(a)(ii) Event has occurred prior
to the first occurrence of a Section 13 Event, multiplying
the number of such one one-hundredths of a share of
Preferred Stock for which a Right was exercisable immedi-
ately prior to the first occurrence of a Section 11(a)(ii)
Event by the Purchase Price in effect immediately prior to
such first occurrence), and (2) dividing that product (which following the first occurrence of a Section 13 Event, shall
be referred to as the "Purchase Price" for each Right and
for all purposes of this Agreement) by 50% of the Current
Market Price per share of Common Stock of such Principal
Party on the date of consummation of such Section 13 Event;
(ii)   the Principal Party shall thereafter be
liable for, and shall assume, by virtue of such Section 13
Event, all the obligations and duties of the Company
pursuant to this Agreement;
(iii)   the term "Company" shall thereafter be
deemed to refer to such Principal Party it being
specifically intended that the provisions of Section 11
hereof shall apply only to such Principal Party following
the first occurrence of a Section 13 Event;
(iv)   the Principal Party shall take such steps
(including, but not limited to, the reservation of a
sufficient number of shares of its Common Stock) in
connection with such consummation as may be necessary to
assure that the provisions hereof shall thereafter be ap-
plicable, as nearly as reasonably may be, in relation to the shares of its Common Stock thereafter deliverable upon the
exercise of the Rights; and
(v)   the provisions of Section 11(a)(ii) hereof
shall be of no effect following the first occurrence of any
Section 13 Event;
 provided, however, that, upon the subsequent occurrence of any merger, consolidation, sale of all or substantially all assets, recapitalization, reclassification of shares, reorganization or other extraordinary transaction analogous to any of the events described in
Section ll hereof in respect of such Principal Party, each holder of a
Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price, such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned the shares of
Common Stock of the Principal Party purchasable upon the exercise of a
Right, and such Principal Party shall take such steps (including, but not limited to, reservation of shares of its Common Stock) as may be necessary (in a manner analogous to the applicable adjustments provided for in Section 11 hereof) to permit the subsequent exercise of the
Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property.
b 			)  "Principal Party" shall mean
(i)   in the case of any transaction described in
clause (x) or clause (y) of the first sentence of Section
13(a) hereof, (A) the Person that is the issuer of the
securities into which shares of Common Stock of the Company
are converted in such merger or consolidation, or, if there
is more than one such issuer, the issuer the Common Stock of which has the greatest market value or (B) if no securities
are so issued, the Person that is the other party to the
consolidation or is the other party to the merger and
survives said merger (or, if there is more than one such
Person, the Person the Common Stock of which has the
greatest market value) or, if the Person that is the other
party to the merger does not survive the merger, the Person
that does survive the merger (including the Company if it
survives); and
(ii)   in the case of any transaction described in
clause (z) of the first sentence of Section 13(a) hereof,
the Person that is the party receiving the greatest portion
of the assets or earning power transferred pursuant to such
transaction or transactions, or, if each Person that is a
party to such transaction or transactions receives the same
portion of the assets or earning power so transferred or if
the Person receiving the greatest portion of the assets or
earning power cannot be determined, whichever of such
Persons as is the issuer of Common Stock having the greatest market value;
 provided, however, that in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding 12 month period registered under Section 12 of the Exchange
Act, and such Person is a direct or indirect Subsidiary of another
Person the Common Stock of which is and has been so registered,
"Principal Party" shall refer to such other Person; (2) if such Person is a Subsidiary, directly or indirectly, of more than one Person, the
Common Stocks of two or more of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value; and (3)
if the Common Stock of such Person is not and has not been so registered and such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in (1) and (2) above shall apply to each of the chains of ownership having an interest in such joint venture as if such party were a Subsidiary of both or all of such joint venturers and the Principal Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.
c 			)  The Company shall not consummate any Section 13
Event unless prior thereto the Principal Party shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the
Rights in accordance with this Section 13 and unless prior thereto the
Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement confirming that the requirements of Sections 13(a) and (b) hereof shall promptly be performed in accordance with their terms and that such Section 13 Event shall not result in a default by the Principal Party under this
Agreement as the same shall have been assumed by the Principal Party pursuant to Sections 13(a) and (b) hereof and further providing that, as soon as practicable after the date of any Section 13 Event the Principal
Party will:
(i)   prepare and file a registration statement
under the 1933 Act with respect to the Rights and the
securities purchasable upon exercise of the Rights on an
appropriate form, use its best efforts to cause such
registration statement to (A) become effective as soon as
practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the
1933 Act) until the Expiration Date and to similarly comply
with applicable state securities laws;
(ii)   use its best efforts to list (or continue
the listing of) the Rights and the securities purchasable
upon exercise of the Rights on a national securities
exchange;
(iii)   deliver to holders of the Rights historical
financial statements for the Principal Party and each of its
Affiliates which comply in all respects with the require-
ments for registration on Form 10 (or any successor form)
under the Exchange Act; and
(iv)   use its best efforts to obtain waivers of
any rights of first refusal or preemptive rights in respect
of the shares of Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.
 The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers prior to the exercise of the Right.  In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the
Rights which have not theretofore been exercised shall thereafter be exercisable in the manner described in Section 13(a) hereof.
d 			)  Notwithstanding anything in this Agreement to the
contrary, this Section 13 shall not be applicable to a transaction described in subparagraphs (x) and (y) of Section 13(a) hereof if (i) such transaction is consummated with a Person or Persons (or a wholly owned subsidiary of any such Person or Persons) who acquired Voting
Shares pursuant to a tender offer or exchange offer for all outstanding
Voting Shares which complies with the exception provided for in Section 11(a)(ii)(C) hereof, (ii) the respective prices per share for each class of Voting Shares offered in such transaction is not less than the respective price per share for each class of Voting Shares paid to all holders of each such class of Voting Shares whose shares were purchased pursuant to such tender offer or exchange offer and (iii) the respective forms of consideration being offered to the remaining holders of each such class of Voting Shares pursuant to such transaction is the same as the respective form of consideration paid pursuant to such tender offer or exchange offer. Upon consummation of any such transaction contemplated by this Section 13(d), all Rights hereunder shall expire.

Section 14. 		  Fractional Rights and Fractional Shares.
a 			)  The Company shall not be required to issue
fractions of Rights or to distribute Right Certificates which evidence fractional Rights. If the Company shall determine not to issue such fractional Rights, in lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the
Trading Day immediately prior to the date on which such fractional
Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high-bid and low-asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use, or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights (selected by the Board, with the concurrence of a majority of the Continuing Directors). If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board (with the concurrence of a majority of the Continuing Directors) shall be used.
b 			)  The Company shall not be required to issue
fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock) upon exercise of the Rights, or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-hundredth of a share of Pre-ferred Stock). Interests in fractions of shares of Preferred Stock in integral multiples of one one-hundredth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement shall provide that the holders of such depositary receipts shall have all of the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Stock. In lieu of fractional shares that are not integral multiples of one one-hundredth of a share of Preferred Stock, the Company shall pay to the registered holders of
Right Certificates at the time such Right Certificates are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Preferred Stock. For purposes of this Section 14(b), the current market value of one share of Preferred Stock shall be the closing price of one share of Preferred Stock (as determined pursuant to Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.
c 			)  The holder of a Right by the acceptance of the
Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

Section 15. 		  Rights of Action.  All rights of action in respect of this
Agreement, except the rights of action vested in the Rights Agent pursuant to Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and prior to the Distribution Date, the registered holders of Common Stock of the Company); and any regis-
tered holder of any Right Certificate (or, prior to the Distribution
Date, of Common Stock of the Company), without the consent of the Rights
Agent or of the holder of any other Right Certificate (or, prior to the
Distribution Date, of Common Stock of the Company), may, on his own
behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or other-
wise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement.  Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations of any Person subject to this
Agreement.

Section 16. 		  Agreement of Right Holders.  Every holder of a Right by
accepting such Right, consents and agrees with the Company and the
Rights Agent and with every other holder of a Right that:
a 			)  prior to the Close of Business on the earlier of
the Distribution Date or the Expiration Date, the Rights shall be evidenced by the certificates for shares of Common Stock of the Company registered in the name of the holders of such shares (which certificates for shares of Common Stock of the Company shall also constitute certif-
icates for Rights) and each Right will be transferable only in connection with the transfer of Common Stock of the Company;
b 			)  after the Close of Business on the Distribution
Date, the Right Certificates will be transferable only on the registry books of the Rights Agent if surrendered at the principal office of the
Rights Agent, duly endorsed or accompanied by a proper instrument of transfer;
c 			)  subject to Section 6(a) and Section 7(f) hereof,
the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Stock certificate made by anyone other than the
Company, the Rights Agent or the transfer agent for the Common Stock)
for all purposes whatsoever, and neither the Company nor the Rights
Agent shall be affected by any notice to the contrary; and
d 			)  notwithstanding anything in this Agreement to the
contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

Section 17. 		  Right Certificate Holder Not Deemed a Stockholder.  No
holder, as such, of any Right or Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one one-hundredths of a share of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stock-holder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certif-icate shall have been exercised in accordance with the provisions hereof.

Section 18. 		  Concerning the Rights Agent.
a 			)  The Company agrees to pay to the Rights Agent
reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.
b 			)  The Rights Agent shall be protected and shall incur
no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate for Preferred Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged by the proper person or persons.
 		So long as the Rights are listed on the New York Stock Exchange, the Rights Agent, if its principal offices are located outside
New York City, shall maintain in the New York City area facilities for the servicing of the Rights in the area of Manhattan located south of Chambers Street. Such facilities may consist of either an office or agency where transactions in the Rights are serviced directly or a "drop" where Common Stock certificates, Right Certificates and other instruments relating to transactions in Rights may be received for redelivery to an office or agency outside New York City, all in accor-dance with the provisions of Section 6 of the Company Manual of the New
York Stock Exchange.

Section 19. 		  Merger or Consolidation or Change of Name of Rights Agent.
a 			)  Any corporation into which the Rights Agent or any
successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights
Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such corporation would be eligible for appointment as a successor Rights
Agent under the provisions of Section 21.  The purchase of all or substantially all of the Rights Agent's assets employed in the performance of transfer agent activities shall be deemed a merger or consolidation for purposes of this Section 19.  In case at the time such successor Rights Agent shall succeed to the agency created by this
Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right
Certificates so countersigned and in case at that time any of the Right
Certificates shall not have been countersigned, any successor Rights
Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent;
and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.
b 			)  In case at any time the name of the Rights Agent
shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such
Right Certificates either in its prior name or in its changed name; and
in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

Section 20. 		  Duties of Rights Agent.  The Rights Agent undertakes the
duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of
Right Certificates, by their acceptance thereof, shall be bound:
a 			)  The Rights Agent may consult with legal counsel
(which may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the
Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.
b 			)  Whenever in the performance of its duties under
this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, any
Member of the Office of the President or any Vice President and by the
Treasurer or any Assistant Treasurer or the Secretary or any Assistant
Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.
c 			)  The Rights Agent shall be liable hereunder only for
its own negligence, bad faith or willful misconduct.
d 			)  The Rights Agent shall not be liable for or by
reason of any of the statements of fact or recitals contained in this
Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.
e 			)  The Rights Agent shall not be under any
responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the
Rights Agent) or in respect of the validity or execution of any Right
Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any adjustment required under the provisions of Section
11 or Section 13 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of
Rights evidenced by Right Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock, Common Stock of the Company or other securities to be issued pursuant to this Agreement or any Right Certifi-
cate or as to whether any shares of Preferred Stock, Common Stock of the
Company or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable.
f 			)  The Company agrees that it will perform, execute,
acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.
g 			)  The Rights Agent is hereby authorized and directed
to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Vice Chairman of the
Board, any Member of the Office of the President or any Vice President
or the Secretary or any Assistant Secretary or the Treasurer or any
Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.
h 			)  The Rights Agent and any shareholder, director,
officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement.
Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.
i 			)  The Rights Agent may execute and exercise any of
the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights
Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

Section 21. 		  Change of Rights Agent.  The Rights Agent or any successor
Rights Agent may resign and be discharged from its duties under this
Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Common Stock of the Company and the Preferred
Stock by registered or certified mail, and to the holders of the Right
Certificates by first-class mail.  The Company may remove the Rights
Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock of the Company and the Preferred Stock by registered or certified mail, and to the holders of the Right Certificates by first-class mail.  If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent.  If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent.  Any successor Rights Agent, whether appointed by the
Company or by such a court, shall be (a) a corporation organized and doing business under the laws of the United States or of the State of
New York (or of any other State of the United States so long as such corporation is authorized to do business as a banking institution in the
State of New York), in good standing, having its principal office in the
State of New York, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000 or (b) an Affiliate of a corporation described in clause (a) above.  After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose.  Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of its Common Stock and Preferred Stock, and mail a notice thereof in writing to the registered holders of the Right Certificates.  Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. 		  Issuance of New Right Certificates.  Notwithstanding any
of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing
Rights in such form as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares of stock or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of its Common Stock following the Distribution Date (other than upon exercise of a Right) and prior to the Expiration Date, the Company
(a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities, notes or debentures issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board (with the concurrence of a majority of the Continuing Directors), issue Right Cer-tificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right
Certificate shall be issued if and to the extent that the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued and (ii) no such Right
Certificate shall be issued if and to the extent that appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23. 		  Redemption.
a 			)  The Board may (following the Stock Acquisition
Date, only with the concurrence of the Continuing Directors and only if the Continuing Directors constitute a majority of the number of directors then in office), at its option, at any time prior to the earlier of (x) the Close of Business on the tenth day following the day on which the Stock Acquisition Date occurs or (y) the Close of Business on the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $.01 per Right (payable in cash, shares of Common Stock (based on the Current Market Price of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board), as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price");
provided, however, that the Rights may not be redeemed following an
Adverse Person Event and provided further that the Board may act only with the concurrence of a majority of the Continuing Directors and only if the Continuing Directors constitute a majority of the directors then in office in authorizing redemption of the Rights on or after the date of a change (resulting from a proxy or consent solicitation effected in compliance with applicable law and the requirements of any national securities exchange on which the Common Stock of the Company is listed)
in a majority of the directors in office at the commencement of such solicitation if any Person who is a participant in such solicitation has stated (or, if upon the commencement of such solicitation, a majority of the Board has determined in good faith) that such Person (or any of its Affiliates or Associates) intends to take, or may consider taking, any action which would result in such Person becoming an Acquiring Person or which would cause the occurrence of a Section 11(a)(ii) Event or a
Section 13 Event unless, concurrent with such solicitation, such Person
(or one or more of its Affiliates or Associates) is making a cash tender offer pursuant to a Schedule 14D-1 (or any successor form) filed with the Securities and Exchange Commission for all outstanding Voting Shares not beneficially owned by such Person (or by its Affiliates or Associ-
ates). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company's right of redemption hereunder has expired.
b 			)  Immediately upon the action of the Board ordering
the redemption of the Rights (with, if required, the concurrence of a majority of the Continuing Directors), without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. As soon as practicable after the action of the Board ordering the redemption of the Rights, the Company shall give notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock of the Company. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

Section 24. 		  Notice of Proposed Actions.  In case the Company, after
the Rights become exercisable, shall propose:
(i) to pay any dividend payable in stock of any class to the holders of its Preferred Stock or to make any other distribution to the holders of its Preferred Stock
(other than a regular periodic dividend out of earnings or retained earnings of the Company);
(ii) to offer to the holders of Preferred Stock options, rights or warrants to subscribe for or to purchase any additional Preferred Stock or shares of stock of any class or any other securities, rights or options;
(iii)   to effect any reclassification of the
Preferred Stock (other than a reclassification including only the subdivision of outstanding shares of Preferred
Stock) or any recapitalization or reorganization of the Com-pany;
(iv) to effect any of the transactions referred to in Section 11(a)(ii) or Section 13 of this Agreement; or
(v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Right, in accordance with Section 25 hereof, a notice of such proposed action, which shall specify the date on which such dividend, offer, reclassification, recapitalization, reorganization, Section
11(a)(ii) or Section 13 transaction, liquidation, dissolu-tion or winding up is to take place and the date of participation therein by the holders of Common Stock or Preferred Stock, if any such date is to be fixed, and, in the case of a transaction referred to in clause (iv) above, the consequences of the event to the holders of the Rights under Section 11(a)(ii) and Section 13 hereof, as the case may be. In case of the occurrence of a Section 11(a)(ii)
Event or a Section 13 Event, or if the Rights otherwise become exercisable for Common Stock or other securities, all references in this Section 24 to Preferred Stock shall be deemed thereafter to refer also to Common Stock or other securities issuable in respect of the Rights. Such notice shall be so given at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock or Preferred Stock, whichever shall be the earlier. Upon the consummation of such transaction, the Company (or its successor or assign) shall similarly give notice thereof to each holder of the Rights. The failure to give notice required by this Section
24 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

Section 25. 		  Notices.  Notices or demands authorized by this Agreement
to be given or made by the Rights Agent or by the holder of any Right
Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:
 			Beneficial Corporation
 			One Christina Centre
 			301 North Walnut Street
 			Wilmington, Delaware  19801

 			Attention:  Office of the Secretary


 Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:
 			First Chicago Trust Company of New York
 			525 Washington Boulevard
 			Suite 4660
 			Attention:  Tenders and Exchanges
 			Jersey City, New Jersey  07310

 Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or if prior to the Distribution Date to each holder of a certificate representing shares of Common Stock of the Company) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such Right holder (or if prior to the Distribution Date to such holder of Common Stock of the Company) at the address of such holder as shown on the registry books of the Company.

Section 26. 		  Supplements and Amendments.
 Prior to the earlier of the Distribution Date or the occurrence of an Adverse Person Event (the "Final Amendment Date") and subject to the penultimate sentence of this Section 26, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provi-sion of this Agreement in any respect whatsoever (including, without limitation, any extension of the period in which the Rights may be redeemed) without the approval of any holders of certificates representing shares of Common Stock of the Company. From and after the Final Amendment Date and subject to the penultimate sentence of this
Section 26, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of certificates representing shares of the Common Stock of the Company or of Right Certificates in order (i) to cure any ambiguity,
(ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder (which shortening or lengthening, after the Stock Acquisition Date, shall be effective only if there are Continuing Directors then in office and shall require the concurrence of a majority of such Continuing Directors) or (iv) to change or supplement or make any other provisions in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person, an Adverse Person or an Affiliate or Associate of any such Person); provided, however, that this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) whether before or after the Final Amendment Date a time period relating to when the Rights may be redeemed or to modify the ability (or inability) of the Board (with, where required, the concurrence of a majority of the Continuing Directors) to redeem the Rights, in either case at such time as the Rights are not then redeemable or (B) after the Final Amendment Date, any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, or the benefits to, the holders of Rights (other than an Acquiring Person, an Adverse Person or an Affiliate or Associate of any such Person). Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price or the number of one one-hundredths of a share of Preferred Stock for which a Right is exercisable. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

Section 27. 		  Successors.  All the covenants and provisions of this
Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 28. 		  Determinations and Actions Taken by the Board of Direc-
tors. For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of outstanding
Voting Shares of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board (with, where specifically provided for herein, the concurrence of the Contin-uing Directors or the Outside Directors) shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to such Board (with, where specifically provided for herein, the concurrence of the Continuing Directors or the Outside Directors), or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and
(ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights, to declare that a Person is an Adverse Person or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause
(y) below, all omissions with respect to the foregoing) which are done or made by the Board (with, where specifically provided for herein, the concurrence of the Continuing Directors or the Outside Directors), the Outside Directors or the Company in good faith, (x) shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Right Certificates and all other parties and (y) shall not subject the Board, the Continuing Directors or the Outside Directors to any liability to the holders of the Rights and Right Certificates.

Section 29. 		  Benefits of this Agreement.
 Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of Common Stock of the Company) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, registered holders of Common Stock of the Company).

Section 30. 		  Governing Law.  This Agreement and each Right Certificate
issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State, except that the rights and obligations of the Rights Agent under this Agreement shall be governed by and construed in accordance with the laws of the
State of New York.

Section 31. 		  Counterparts.  This Agreement may be executed in any
number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 32. 		  Descriptive Headings.  Descriptive headings of the several
Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provi-
sions hereof.

Section 33. 		  Severability.  If any term, provision, covenant or re-
striction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, (a) such invalid, illegal or unenforceable term, provision, covenant or restriction shall nevertheless be valid, legal and enforceable to the extent, if any, provided by such court or authority and (b) the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board (with the concurrence of a majority of the Continuing Directors) determines in its good faith judgment that severing the invalid language from this Agree-ment would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the tenth Business
Day following the date of such determination by the Board. Without limiting the foregoing, if any provision of this Agreement requiring that a determination be made by a Board composed of a majority of Continuing Directors, by the Board with the concurrence of a majority of the Continuing Directors or Outside Directors or by the Outside
Directors is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, such determination shall then be made by the Board in accordance with applicable law and the Company's Restated Certificate of Incorporation and By-Laws.
35.

 		IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

 Attest:					                                BENEFICIAL CORPORATION


 By _________________________ 	              By __________________________
    Title: 			 	                                Title:



 Attest:					                                FIRST CHICAGO TRUST COMPANY
                                      						  OF NEW YORK


 By __________________________	              By __________________________
   Title: 			 		                                Title: